SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2002

MANPOWER INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-10686 (Commission file number)	39-1672779 (IRS Employer Identification No.)

5301 North Ironwood Road
Milwaukee, Wisconsin 53217
(Address of principal executive offices)

Registrant's telephone number, including area code: (414) 961-1000

Item 5. Other Events.

         On February 25, 2002, Manpower Inc. (the "Company") issued a press release announcing the appointment of Rozanne L. Ridgway to its Board of Directors. The February 25, 2002 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to the Company's website and the information contained therein.

Item 7. Exhibits.
Exhibit No.	Description
99.1	Press Release dated February 25, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Date: March 13, 2002	/s/ Michael J. Van Handel Michael J. Van Handel Senior Vice President - Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated February 25, 2002.